Slide 1
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                                   TUMBLEWEED
                                 COMMUNICATIONS




                            Secure Internet Messaging



                                Jeff Smith, CEO
                        Analyst Day, February 25, 2004


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Slide 2
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Safe Harbor Statement                                             TUMBLEWEED
                                                                  COMMUNICATIONS
================================================================================


This presentation and the accompanying speaker's remarks may contain forward-looking statements made in reliance on the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed's business. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly Tumbleweed's Form 10-K filed June 4, 2003, Form 10-Q filed November 14, 2003, and Form S-3/A filed December 19, 2003.

We assume no obligation to correct or update information contained in this presentation.

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Slide 3
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                                   TUMBLEWEED
                                 COMMUNICATIONS

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Email Security

anti-spam, anti-phishing, anti-virus, email encryption




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Slide 4
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                                   TUMBLEWEED
                                 COMMUNICATIONS


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Secure File Transfer

large files, Internet EDI, financial messaging

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Slide 5
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Identity Validation

OCSP, SCVP, Identrus, JITC compliant


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Tumbleweed Market Success                                         TUMBLEWEED
                                                                  COMMUNICATIONS
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o        Financial Services

         >>    9 of the 10 largest US banks

o        Large Enterprises

         >>    100+ of the Fortune 500

o        Healthcare and Insurance

         >>    Over 100 customers, 24 BCBS

o        Government

         >>    All branches of the Dept of Defense

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                                                                  TUMBLEWEED
                                                                  COMMUNICATIONS
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                       Introducing our management team.



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                              [LOGO GRPAHIC OMITTED]




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Slide 9
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                                   TUMBLEWEED
                                 COMMUNICATIONS


Analyst Day 2004



                       John Vigouroux, President and COO


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          We Had A Great Year!                                    TUMBLEWEED
                                                                  COMMUNICATIONS
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o        Growth in core products

o        Consistently improved financial performance

o        Increased customer base 20% in H2

o        Reached profitability by growing top line


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Slide 11
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                What Worked In 2003                               TUMBLEWEED
                                                                  COMMUNICATIONS
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o        Valicert Merger

o        Management Tune-up

o        Investment in Customer Service

o        Investment in Marketing

o        Focused on 3 Core Product Lines


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Slide 12
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        We Focused As A Business                                  TUMBLEWEED
                                                                  COMMUNICATIONS
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o        Three core product lines, down from six in 2002

o        Sold off assets that were not core

o        Exited consulting


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Slide 13
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        We Cranked Up Product Lines                              TUMBLEWEED
                                                                 COMMUNICATIONS
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o        DAS - Dynamic Anti-Spam Service

o        E-mail Firewall - Appliance

o        SecureTransport on Windows

o        12 releases in Core Products

o        U.S., India and Bulgaria development and support centers

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Slide 14
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Email Firewall Support Metrics Q2 '03                            TUMBLEWEED
                                                                 COMMUNICATIONS
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                MMS - Weighted Average Response Time in Hours


                              [GRAPHIC OMITTED]




                    MMS - Average Resolution Time in Days


                              [GRAPHIC OMITTED]


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Slide 15
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Email Firewall Support Metrics Q1 '04                             TUMBLEWEED
                                                                  COMMUNICATIONS
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                     MMS - Weighted Average Response Time


                              [GRAPHIC OMITTED]



                         MMS - Average Resolution Time


                              [GRAPHIC OMITTED]


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Slide 16
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        What To Expect In 2004                                 TUMBLEWEED
                                                               COMMUNICATIONS
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o        Profitability

o        Focus on Growth

o        Robust Product Pipeline

o        Leverage Strengths

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Slide 17
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        What To Expect In 2004                                 TUMBLEWEED
                                                               COMMUNICATIONS
================================================================================


o        Focus on Growth

         >>    Scratching the surface on some accounts

         >>    Expanding into Mid-Tier

         >>    Re-enter Europe

         >>    Break into Manufacturing and Retail Verticals


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Slide 18
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        What To Expect In 2004                                 TUMBLEWEED
                                                               COMMUNICATIONS
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o        Robust Product Pipeline

         >>    Email Firewall Release in Q1

         >>    Secure File Transfer on MVS and AS/2

         >>    Email Validation in Q2


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Slide 19
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        What To Expect In 2004                                 TUMBLEWEED
                                                               COMMUNICATIONS
================================================================================


o        Leverage Our Strengths

         >>    Security core competency

         >>    Security assets including leading products and patents

         >>    Significant installed base


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Slide 20
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                              [LOGO GRAPHIC OMITTED]




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Slide 21
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                                   TUMBLEWEED
                                   COMMUNICATIONS




Marketing Update





Dave Jevans, Senior Vice President of Marketing

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Slide 22
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Marketing Review 2003                                          TUMBLEWEED
                                                               COMMUNICATIONS
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o        June 2003 merger

o        Lead generation

o        Sales tools and training

o        Public relations and analysts

o        Positioning, messaging and branding


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Slide 23
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                                  [GRAPHIC OMITTED]


                                                  TUMBLEWEED
                                                  COMMUNICATIONS



                                WEED OUT SPAM

                              www.tumbleweed.com


                              SILICON VIEW . COM


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Slide 24
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TUMBLEWEED
COMMUNICATIONS


                   [http://www.tumbleed.com GRAPHIC OMITTED]


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Slide 25
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Tumbleweed Press Visibility                                      TUMBLEWEED
                                                                 COMMUNICATIONS
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Press release topics and volume by company (June - November 2003)

                              [GRAPHIC OMITTED]



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Slide 26
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Increasing Our Visibility                                       TUMBLEWEED
                                                                COMMUNICATIONS
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                  Tumbleweed Ranking in Anti-Spam Press Hits
                  ------------------------------------------


o        17th in first half of 2003

o        2nd in second half of 2003

o        1st in first quarter 2004

         >>    280+ press hits in Jan/Feb `04



                                                            Source:  Atomic PR

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Slide 27
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Anti-Spam Market Recognition                                TUMBLEWEED
                                                            COMMUNICATIONS
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MICROSOFT
Certified Professional Magazine           "THE MOST VIABLE ANTI-SPAM
                                          DETECTION SOLUTION I'VE SEEN TO DATE"
 STOP THE SPAM FLOOD!
                                          - Microsoft Certified
                                          Professional Magazine

                                                             September 30, 2003

       NetworkWorld                       "BEST OVERALL PERFORMER"
      [GRAPHIC OMITTED]
                                           - Network World

                                                             September 15, 2003

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Slide 28
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Anti-Spam Return On Investment                                 TUMBLEWEED
                                                               COMMUNICATIONS
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                                                      "AN INVESTMENT THAT PAID
[PICTURE OMITTED]                                    FOR ITSELF IN LESS THAN A
                                                                  MONTH" - AMD

                                                   - CIO Magazine, Nov 3, 2003


Walter Smith
Director of Global IT Infrastructure Services
Advanced Micro Devices


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Slide 29
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Qualified Leads By Product                                   TUMBLEWEED
                                                             COMMUNICATIONS
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                              [GRAPHIC OMITTED]


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Slide 30
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Lead Tracking                                                 TUMBLEWEED
                                                              COMMUNICATIONS
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                              [GRAPHIC OMITTED]




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Slide 31
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Secure Internet Messaging                                     TUMBLEWEED
                                                              COMMUNICATIONS
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o       The industry's most complete solution for business Internet communications security

         >>    Email for interactive messaging

         >>    File transfer for business messaging

         >>    Identity validation as competitive advantage


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Slide 32
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The Future of the Anti-Spam Market                           TUMBLEWEED
                                                             COMMUNICATIONS
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"By 2005, the standalone spam filtering market will dissolve into a boundary email security market."

         >>    Gartner Group, February 2004


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Slide 33
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The Future of Anti-Spam Technologies                         TUMBLEWEED
                                                             COMMUNICATIONS
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o        Content filtering will be replaced by email security.


o        Authentication standards have been proposed by:

         >>    Microsoft, Yahoo, AOL, anti-spam research group, etc.


o Tumbleweed is well positioned with email firewall and authentication technologies


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SECURE INTERNET MESSAGING
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



Slide 34

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The Future of Spam                                           TUMBLEWEED
                                                             COMMUNICATIONS
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o        Spammers are getting smarter and more criminal

o        Scammers and phishers exploiting security weaknesses



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Slide 35
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Phishing Attacks                                                TUMBLEWEED
                                                                COMMUNICATIONS
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Spoofed Email Address
(SecretService@ebay.com)


Spam Mass Mailing

                                                               [GRAPHIC OMITTED]
Brand Hijacking

Disguised Link to Phisher Site
href="http://www.ebay.com:
tkbm6Yjkimgd234dgdfhfnbjghuiiqrfgfdhgjgtWdfdbhjiuEbnkuod5fEtn
uo3243h*@211.56.245.66:7301/"


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Slide 36
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Phishing Attacks                                                TUMBLEWEED
                                                                COMMUNICATIONS
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                               [GRAPHIC OMITTED]


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Slide 37
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BANK ONE


                               [GRAPHIC OMITTED]


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Slide 38
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Billing Update Requested (URGENT) - Message (HTML)



                               [GRAPHIC OMITTED]


AT&T Worldnet logo


Recently we attempted to authorize payment from your credit card we have on file for you, but it was declined.

For security purposes, our system automatically removes credit card information from an account when there is a problem or the card expires.

Please resubmit the credit card, and provide us with new and complete information. To resubmit credit card information via our secure server, click the following link:

https://my.att.net/AuthN.login?sid=c0?p=addcreditcard
-----------------------------------------------------

This is the quickest and easiest method of getting credit card information to us. Using the secure server will ensure that the credit card will be placed on account within 24 hours.


                     (c) 2003 AT&T. All rights reserved.

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Slide 39
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EarthLink

                                                EarthLink Account Verification


                              [GRAPHIC OMITTED]


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Slide 40
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 Average Losses?                                                 TUMBLEWEED
                                                                 COMMUNICATIONS
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o        It can cost $30k per phishing attack in administrative overhead.

o        Phishers can net about $100k in financial theft per attack

o        Up to 5 new attacks per day!

o        Business and brand risk


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Slide 41
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    ebay  (TM) WIN A GREAT PRIZE


            WIN THE BEST CAR Mercedes-Benz CLK offered by EBAY.COM


                              [GRAPHIC OMITTED]

Slide 42
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LLoydsTSB online - Welcome - Microsoft Internet Explorer

                              [GRAPHIC OMITTED]


                        Lloyds TSB online for business

Welcome to Internet banking

You are now in a secure area. Please keep your password confidential at all times. Always click Logoff after completing your banking and disconnect from the Internet before leaving your computer unattended. Click here for further security information.

                  To log on enter your User ID and password.

                  Membership     |          |

                  User ID        |          |

                  Password       |          |

                                                                   Continue

-------------------------------------------------------------------------------
       Online Business Improvement - developed to save you time and money,
New you can now set up your own free format Bill Payments online. Simply follow the instructions on the existing 'Transfers and Payments' screen.
-------------------------------------------------------------------------------

Forgotten User ID | Forgotten Password and Memorable Information | Help | Lloyds TSB.com

     The data held on Lloyds TSB host system is PRIVATE PROPERTY. Access to the data is only available for authorized users and purposes. Unauthorized entry contravenes the Computer Misuse Act 1990 and may incur criminal penalties as well as damages. Please proceed if you are an authorized user.

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Slide 43
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                                [GRAPHIC OMITTED
                      http://www.citibank.com/us/index.htm
                                    web page]



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Slide 44
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________________________________________________________________________________
Address   http://www.antiphishing. org
--------------------------------------------------------------------------------


    -----------------------------------------
                Anti-Phishing. org
    -----------------------------------------


                           [Web Page GRAPHIC OMITTED]




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Slide 45
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Phishing Attack Trends                                           TUMBLEWEED
                                                                 COMMUNICATIONS
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        Unique Phishing Attack Trend, November 2003 - January 2004

                       [BAR GRAPH OMITTED]

Date                  Weekly                Cumulative

11/08/2003              3
11/15/2003              7                       10
11/22/2003              3                       13
11/29/2003              8                       21
12/06/2003              7                       28
12/13/2003             30                       58
12/20/2003             42                      100
12/27/2003             28                      128
01/03/2004             14                      142
01/10/2004             35                      177
01/17/2004             44                      221
01/24/2004             50                      271
01/31/2004             42                      313


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Slide 46
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Tumbleweed's Solution                                       TUMBLEWEED
                                                            COMMUNICATIONS
================================================================================



o        Tumbleweed's solution. . . stay tuned!


o        Announcement by March 31st




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Slide 47
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                                                                      TUMBLEWEED
                                                                  COMMUNICATIONS
================================================================================



                                Product Snapshots




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Slide 48
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Blocked Messages Report: pr@tumbleweed.com               New Blocked Messages
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                                [GRAPHIC OMITTED]




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Slide 49
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 Secure Email Policy Manager                                      TUMBLEWEED
                                                                  COMMUNICATIONS
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                                [GRAPHIC OMITTED]




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Slide 50
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            Sender Composes Email                                 TUMBLEWEED
                                                                  COMMUNICATIONS
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                                [GRAPHIC OMITTED]




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Slide 51
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 Validating a Signed Email at the Desktop                         TUMBLEWEED
                                                                  COMMUNICATIONS
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                                [GRAPHIC OMITTED]




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Slide 52
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Secure Transport                                                  TUMBLEWEED
                                                                  COMMUNICATIONS
================================================================================



                                [GRAPHIC OMITTED]




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Slide 53
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Secure Transport Web-Based Admin                                TUMBLEWEED
                                                                COMMUNICATIONS
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                               [GRAPHIC OMITTED]

Tumbleweed SecureTransport










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Slide 54
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Client Distribution Portal                                      TUMBLEWEED
                                                                COMMUNICATIONS
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---------------------------------------
SecureTransport(TM) Client Distribution
---------------------------------------

Your previous license key requests:

Note: If your request has been approved, then you may click the status (Yes) to retrieve the license keys.

================================================================================
                                     Number
Request Id      Request Date        requested             Approved (Y/N)
================================================================================

 12             2003-02-18             14                     Yes
================================================================================
 13             2003-02-18              2                     Yes
================================================================================

Click here to view all the licenses issued to you
      ----

Home
----


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Slide 55
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                               [GRAPHIC OMMITTED]





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Slide 56
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                                   TUMBLEWEED
                                 Communications



        SALES REVIEW



        Denis Brotzel, SVP Sales and Support

Slide 57
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The Foundation for 2004 Success                                 TUMBLEWEED
                                                                COMMUNICATIONS
===============================================================================

        KEY SALES METRICS ARE UP

                >>    Leads

                >>    Pipeline

                >>    Bookings

                >>    ASP

                >>    $ per Sales Head

                >>    Customer Satisfaction

                >>    IT / Security Spending growth


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Slide 58
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Increasing product demand                                       TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

                                        New Customers by Vertical - Q3 & Q4 2003
o   Over 100 new customers                  [PIE CHART GRAPHIC OMITTED]
    signed license deals
    in Q3/Q4                               Financial Services      33%
                                           Healthcare              24%
o   New license deals from                 Government              13%
    existing customers                     Hi Tech, Pharma, Mfg    11%
    doubled in Q4 vs. Q3                   Other                   19%
    >>   25% of total $
         from those new
         license deals were             New Customers by Product - Q3 & Q4 2003
         product cross sales               [PIE CHART GRAPHIC OMITTED]

o   New Products and Initiatives           EMF                     61%
    >>   Appliance                         ST*                     34%
    >>   Dynamic Anti Spam                 VA                       5%
    >>   Inside Sales



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Slide 59
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Why we Win                                                      TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

   o     Proven products with wide market acceptance

   o     Tangible Return On Investment

   o     Products built on a strong foundation of security

   o     Industry-leading Technical Support Organization

   o     The Industry's broadest product portfolio



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Slide 60
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2004 Sales Growth Drivers                                       TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

   o     Expand the North America distribution model

         >>   Build on Q4 Inside Sales success
         >>   Q1 channels launch - second half impact
         >>   Federal - more products into more agencies

   o     Increase productivity in North America field

         >>   Increase SE / AE ratio
         >>   Focus on larger deals

   o     Expanded product portfolio

         >>   Email Firewall: VA - email authentication
         >>   Secure Transport - AS2, MVS


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Slide 61
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The Foundation for 2004 Success                                 TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================


    KEY SALES METRICS ARE UP

         >>   Leads

         >>   Pipeline

         >>   Bookings

         >>   ASP

         >>   $ per Sales Head

         >>   Customer Satisfaction

         >>   IT / Security Spending growth

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Slide 62
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                                [LOGO GRAPHIC OMITTED]




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Slide 63
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                                   TUMBLEWEED
                                 COMMUNICATIONS



Intellectual Property



                         Barney Cassidy, General Counsel



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Slide 64
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Goals of IP Program                                             TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================


    o        Protect customers and investors

    o        Raise barrier to entry

    o        Impair competitors

    o        Earn revenue (still early and lumpy)

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Slide 65
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Patent Portfolio                                                TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

>>   Fourteen U.S. patents granted

>>   24 applications in pipeline

>>   Patent Families

      >>   Electronic information delivery by binding content to online identity

      >>   E-mail firewall policy engine

      >>   Re-encryption at server

      >>   Others

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Slide 66
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Core Competency                                                 TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

o        16 patent licensees to date

o        Nine lawsuits

o        Focus on competitors


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Slide 67
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                              [LOGO GRAPHIC OMITTED]





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


Slide 68
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                                   TUMBLEWEED
                                 COMMUNICATIONS



Finance Review


                       Tim Conley, Chief Financial Officer


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Slide 69
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2003 Financial Highlights                                       TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

o        Financial objectives met or exceeded

         >>   Pro forma profit in Q4; $334,000
         >>   Revenue grew to $10.0M in Q4
         >>   Cash positive in Q4
         >>   Gross margins reached 89%

o        Solid cash position of $25.4M at 12/31/03

o        Deferred revenues increased 65% yr-yr

o        Well positioned entering 2004

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Slide 70
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2003 Quarterly Growth in Revenue                                TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================



$15,000 ________________________________________________________________________
                                                     _____              ------
$10,000 ____________________________________________|/////|_____________|/////|_
                _____             |/////|      _____|/////|        -----|/////|
 $5,000 _______|/////|______ -----|/////|_____|xxxxx|/////|_______|xxxxx|/////|_
         |xxxx |/////|      |xxxx |/////|     |xxxxx|/////|       |xxxxx|/////|
         |xxxx |/////|      |xxxxx|/////|     |xxxxx|/////|       |xxxxx|/////|
     $0 _|xxxx_|/////|______|xxxxx|/////|_____|xxxxx|/////|_______|xxxxx|/////|_

            Q1 03              Q2 03             Q3 03               Q4 03

                     ________________________________________
                    |                                        |
                    |   [XXX]  Revenue     [///]  Deferred   |
                    |________________________________________


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Slide 71
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Gross and Operating Margin                                      TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================





                               [BAR GRAPH
                              GRAPHIC OMITTED]






              Gross Margin Pct              Operating Margin Pct




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Slide 72
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2004 Objectives                                                 TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

o        Top line growth

o        Bottom line improvement

         >>     Operating income

         >>     Operating margins

o        Continued investment in sales and marketing

o        Cash positive from operations



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Slide 73
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2004 Projections Q1                                             TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================


o        Revenues                   $9.5M to $10.5M

o        Costs and expenses         $10.0M

o        Pro forma income           ($500K) to $500K

o        Net income                 ($1.0M) to slight profit

o        EPS - pro forma            ($0.01) to $0.01

o        EPS - GAAP                 ($0.02) to $0.00

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Slide 74
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Long-Term Operating Model                                       TUMBLEWEED
                                                                COMMUNICATIONS
================================================================================

                                   Percent

o        Revenue                     100

o        Gross Margin                 90

o        Sales and Marketing          38

o        Development                  18

o        G & A                        12

o        Operating income             22

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Slide 75
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                              [LOGO GRAPHIC OMITTED]





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Slide 76
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                                   TUMBLEWEED
                                 COMMUNICATIONS



        Wrap Up



                             Tumbleweed Analyst Day,
                                February 25, 2004


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


Slide 77
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                                  TUMBLEWEED
                                  COMMUNICATIONS



================================================================================